SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 11, 2007
Earth Biofuels, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-110249 (Commission File Number)	71-0915825 (I.R.S. Employer Identification No.)

3001 Knox Street, Suite 303
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)
(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On July 11, 2007, a petition for involuntary Chapter 7 bankruptcy was filed against Earth Biofuels, Inc. (the “Company”) by Castlerigg Master Investments Ltd., Radcliffe SPC Ltd., Portside Growth and Opportunity Fund, Cornell Capital Partners LP and Evolution Master Fund Ltd (collectively, the “Noteholders”).
As of the date herein, the Noteholders hold over $33 million of the Company’s senior convertible notes which were issued on July 24, 2006.
The Company intends to vigorously contest the involuntary bankruptcy filing and expects to prevail upon conclusion of a trial on the merits.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits
None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc. (Registrant)
Date: July 18, 2007	By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III,
Chief Executive Officer

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